UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2017

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	000-55714	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code)
1411 Harney Street, Suite 200 Omaha, Nebraska 68102 (857) 256-0079
___________________________________
(Former name or address, if changed since last report)

292 Newbury Street, Suite 333

Boston, Massachusetts  02115

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

 On July 18, 2017, the Company issued a press release entitled “Boston Omaha Corporation Announces Sale of 926,880 Shares of Class A Common Stock Pursuant to the Underwriters’ Over-Allotment Option.”  The full text of the press release is attached to this Report on Form 8-K as Exhibit 99.1.  The information in this Item 7.01 of this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits.

Exhibit
Number	Exhibit Title

99.1	Press release dated July 18, 2017 titled “Boston Omaha Corporation Announces Sale of 926,880 Shares of Class A Common Stock Pursuant to the Underwriters’ Over-Allotment Option.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION
(Registrant)

	By:	/s/ Alex B. Rozek
Alex B. Rozek, Co-Chief Executive Officer
Date: July 20, 2017